UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2011

ALTERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (408) 544-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting of Stockholders (the “Annual Meeting”) of Altera Corporation (the “Company”), held on May 10, 2011, the stockholders of the Company approved proposals to amend the Company's Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to eliminate the supermajority voting requirement for amendments to the Certificate of Incorporation and to provide that with certain exceptions, the sole and exclusive forum for certain actions shall be the Court of Chancery of the State of Delaware. The Company's Board of Directors (the “Board”) had previously approved the amendments and recommended that they be submitted to the Company's stockholders for approval. The amendments to the Certificate of Incorporation became effective on May 13, 2011, upon effectiveness of the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware.
At the Annual Meeting, the stockholders also approved a proposal to amend the Company's Amended and Restated Bylaws (the “Bylaws”) to provide that stockholders holding over 20% of the Company's shares may call a special meeting of stockholders. The Board previously approved the amendment to the Bylaws and recommended that it be submitted to the Company's stockholders for approval. The amendment to the Bylaws became effective on May 10, 2011, the date of the Annual Meeting.
The foregoing descriptions of the amendments to the Certificate of Incorporation and the Bylaws are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
As described above, the Company held its Annual Meeting on May 10, 2011 at 1:30 p.m. All of the Company's nominees for director were re-elected and all proposals were approved by the Company's stockholders with the requisite vote. The following matters were acted upon at the meeting:

1	Election of Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.
					BROKER
					"NON-
	NOMINEES	FOR	AGAINST	ABSTAIN	VOTES"
	John P. Daane	272,426,773	4,502,448	923,135	18,089,988
	Robert J. Finocchio, Jr.	274,896,171	1,957,770	998,415	18,089,988
	Kevin McGarity	276,240,995	609,373	1,001,988	18,089,988
	T. Michael Nevens	276,465,069	380,619	1,006,668	18,089,988
	Krish A. Prabhu	272,915,045	3,938,092	999,219	18,089,988
	John Shoemaker	274,263,490	2,585,291	1,003,575	18,089,988
	Susan Wang	276,387,438	476,360	988,558	18,089,988

					BROKER
					"NON-
		FOR	AGAINST	ABSTAIN	VOTES"
2	Approval of an amendment to the 2005 Equity Incentive Plan to increase by 10,000,000 the number of shares of common stock reserved for issuance under the plan.	223,274,088	53,607,583	970,685	18,089,988

3	Approval of an amendment to the 1987 Employee Stock Purchase Plan to increase by 1,000,000 the number of shares of common stock reserved for issuance under the plan.	273,762,524	3,126,916	962,916	18,089,988

4	Approval of an amendment to our Amended and Restated Certificate of Incorporation to eliminate supermajority voting.	294,379,468	1,198,082	364,794	—

5	Approval of an amendment to our Amended and Restated Certificate of Incorporation to add a forum selection clause.	171,251,556	118,145,199	6,545,589	—

6	Approval of an amendment to our By-Laws to provide that stockholders holding over 20% of our shares may call a special meeting of stockholders.	275,306,355	1,526,780	1,019,221	18,089,988

7	Approval, on an advisory basis, of the Company's executive compensation.	263,578,010	13,246,753	1,027,593	18,089,988

		1 YEAR	2 YEARS	3 YEARS	ABSTAIN
8	An advisory vote on the frequency of holding an advisory vote on executive compensation. (A)	220,592,272	6,026,462	50,212,682	1,020,940
(A) Based on these results, the Board of Directors of the Company determined to hold an annual advisory vote on executive compensation.

					BROKER
					"NON-
		FOR	AGAINST	ABSTAIN	VOTES"
9	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.	291,710,925	3,896,009	335,410	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Altera Corporation
3.2	Amended and Restated Bylaws of Altera Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ Katherine E. Schuelke
Katherine E. Schuelke Senior Vice President, General Counsel, and Secretary
Dated: May 13, 2011

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Altera Corporation
3.2	Amended and Restated Bylaws of Altera Corporation